Summary Of Significant Accounting Policies (Policy)	12 Months Ended
Dec. 31, 2015
Summary Of Significant Accounting Policies [Abstract]
Nature Of Operations

Nature of Operations ─ Aqua America, Inc. (“Aqua America,” the “Company,” “we,” or “us”) is the holding company for regulated utilities providing water or wastewater services concentrated in Pennsylvania, Ohio, Texas, Illinois, North Carolina, New Jersey, Indiana, and Virginia.  Our largest operating subsidiary is Aqua Pennsylvania, Inc., which accounted for approximately 52% of our operating revenues and approximately 76% of our Regulated segment’s income from continuing operations for 2015.  As of December 31, 2015, Aqua Pennsylvania provided water or wastewater services to approximately one-half of the total number of people we serve.  Aqua Pennsylvania’s service territory is located in the suburban areas north and west of the City of Philadelphia and in 27 other counties in Pennsylvania.  The Company’s other regulated utility subsidiaries provide similar services in seven other states.    In addition, the Company’s market-based activities are conducted through Aqua Resources, Inc. and Aqua Infrastructure LLC.  Aqua Resources provides water and wastewater services through operating and maintenance contracts with municipal authorities and other parties in close proximity to our utility companies’ service territories; offers, through a third party, water and wastewater line repair service and protection solutions to households; inspects, cleans and repairs sanitary wastewater lines; installs and tests devices that prevent the contamination of potable water; designs and builds water and wastewater systems; and provides other market-based water and wastewater services.  In addition, Aqua Resources provides liquid waste hauling and disposal services in a business unit that the Company has decided to sell, which as of December 31, 2015 is reported as assets held for sale in the Company’s Consolidated Balance Sheets.  Aqua Infrastructure provides non-utility raw water supply services for firms in the natural gas drilling industry.

In December 2014, we completed the sale of our water utility system in southwest Allen County, Indiana, which served approximately 13,000 customers, to the City of Fort Wayne, Indiana.  The completion of this sale settled the dispute concerning the February 2008 acquisition, by eminent domain, by the City of Fort Wayne, of the northern portion of our water and wastewater utility systems.  Refer to Note 3 – Discontinued Operations and Other Disposition for further information on this sale.

In September 2012, we began to market for sale our water and wastewater operations in Florida, which served approximately 38,000 customers, and our non-regulated wastewater treatment facility in Georgia.  In March 2014, we completed the sale of our wastewater treatment facility in Georgia, which concluded our operations in Georgia.  In March, April, and December 2013, through five separate sales transactions, we completed the sale of our water and wastewater utility systems in Florida, which concluded our regulated operations in Florida.

The operating results, cash flows, and financial position of the Company’s water utility systems in Fort Wayne, Indiana, and Georgia and Florida subsidiaries have been presented in the Company’s consolidated financial statements as discontinued operations.  Unless specifically noted, the financial information presented in the notes to consolidated financial statements reflects the Company’s continuing operations.

The company has identified ten operating segments and has one reportable segment named the Regulated segment.  The reportable segment is comprised of eight operating segments for our water and wastewater regulated utility companies which are organized by the states where we provide these services. These operating segments are aggregated into one reportable segment since each of the Company’s operating segments has the following similarities:  economic characteristics, nature of services, production processes, customers, water distribution or wastewater collection methods, and the nature of the regulatory environment.  In addition, Aqua Resources and Aqua Infrastructure are not quantitatively significant to be reportable and are included as a component of “Other,” in addition to corporate costs that have not been allocated to the Regulated segment and intersegment eliminations.

Regulation

Regulation ─ Most of the operating companies that are regulated public utilities are subject to regulation by the utility commissions of the states in which they operate.  The respective utility commissions have jurisdiction with respect to rates, service, accounting procedures, issuance of securities, acquisitions and other matters.  Some of the operating companies that are regulated public utilities are subject to rate regulation by county or city government.  Regulated public utilities follow the Financial Accounting Standards Board’s (“FASB”) accounting guidance for regulated operations, which provides for the recognition of regulatory assets and liabilities as allowed by regulators for costs or credits that are reflected in current rates or are considered probable of being included in future rates.  The regulatory assets or liabilities are then relieved as the cost or credit is reflected in rates.

Use Of Estimates In Preparation Of Consolidated Financial Statements

Use of Estimates in Preparation of Consolidated Financial Statements ─ The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Basis Of Presentation

Basis of Presentation – The consolidated financial statements include the accounts of the Company and its subsidiaries.  All intercompany accounts and transactions have been eliminated.  Certain prior period amounts have been reclassified to conform to the current period presentation of operating cash flows from continuing operations.

Recognition Of Revenues

Recognition of Revenues ─ Revenues in our Regulated segment principally include amounts billed to customers on a cycle basis and unbilled amounts based on estimated usage from the latest billing to the end of the accounting period.  In addition, the Company’s market-based subsidiary Aqua Resources recognizes revenues when services are performed or, for construction of water and wastewater systems, based on the percentage of completion of the project and Aqua Infrastructure recognizes revenues when services are performed.  The Company’s market-based subsidiaries recognized revenues of $34,909 in 2015, $24,189 in 2014, and $17,712 in 2013.

Property, Plant And Equipment And Depreciation

Property, Plant and Equipment and Depreciation ─  Property, plant and equipment consist primarily of utility plant.  The cost of additions includes contracted cost, direct labor and fringe benefits, materials, overheads and, for additions meeting certain criteria, allowance for funds used during construction.  Water systems acquired are typically recorded at estimated original cost of utility plant when first devoted to utility service and the applicable depreciation is recorded to accumulated depreciation.  The difference between the estimated original cost, less applicable accumulated depreciation, and the purchase price is recorded as goodwill, or as an acquisition adjustment within utility plant as permitted by the applicable regulatory jurisdiction.  At December 31, 2015, utility plant includes a net credit acquisition adjustment of $24,428, which is generally being amortized from 2 to 53  years, except where not permitted or appropriate.  Amortization of the acquisition adjustments totaled $2,556 in 2015, $2,648 in 2014, and $2,480 in 2013.

Utility expenditures for maintenance and repairs, including major maintenance projects and minor renewals and betterments, are charged to operating expenses when incurred in accordance with the system of accounts prescribed by the utility commissions of the states in which the company operates.  The cost of new units of property and betterments are capitalized.  Utility expenditures for water main cleaning and relining of pipes are deferred and recorded in net property, plant and equipment in accordance with the FASB’s accounting guidance for regulated operations.  As of December 31, 2015, $16,148 of these costs have been incurred since the last respective rate proceeding and the Company expects to recover these costs in future rates.

The cost of software upgrades and enhancements are capitalized if they result in added functionality which enable the software to perform tasks it was previously incapable of performing.  Information technology costs associated with major system installations, conversions and improvements, such as software training, data conversion and business process reengineering costs, are deferred as a regulatory asset if the Company expects to recover these costs in future rates.  If these costs are not deferred, then these costs are charged to operating expenses when incurred.  As of December 31, 2015, $24,509 of these costs have been deferred since the last respective rate proceeding as a regulatory asset, and the deferral is reported as a component of net property, plant and equipment.

When units of utility property are replaced, retired or abandoned, the recorded value thereof is credited to the asset account and such value, together with the net cost of removal, is charged to accumulated depreciation. To the extent the Company anticipates recovery of the cost of removal or other retirement costs through rates after the retirement costs are incurred, a regulatory asset is recorded as those costs are incurred.  In some cases, the Company recovers retirement costs through rates during the life of the associated asset and before the costs are incurred.  These amounts result in a regulatory liability being reported based on the amounts previously recovered through customer rates.

The straight-line remaining life method is used to compute depreciation on utility plant.  Generally, the straight-line method is used with respect to transportation and mechanical equipment, office equipment and laboratory equipment.

Long-lived assets of the Company, which consist primarily of utility plant in service, regulatory assets, and investment in joint venture, are reviewed for impairment when changes in circumstances or events occur.  These circumstances or events could include a decline in the market value or physical condition of a long-lived asset, an adverse change in the manner in which long-lived assets are used or planned to be used, a change in historical trends, operating cash flows associated with the long-lived assets, changes in macroeconomic conditions, industry and market conditions, or overall financial performance.  When these circumstances or events occur, the Company determines whether it is more likely than not that the fair value of those assets is less than their carrying amount.  If the Company determines that it is more likely than not (that is, the likelihood of more than 50 percent), the Company would recognize an impairment charge if it is determined that the carrying amount of an asset exceeds the sum of the undiscounted estimated cash flows.  In this circumstance, the Company would recognize an impairment charge equal to the difference between the carrying amount and the fair value of the asset.  Fair value is estimated to be the present value of future net cash flows associated with the asset, discounted using a discount rate commensurate with the risk and remaining life of the asset.  There has been no change in circumstances or events that have occurred that require adjustments to the carrying values of the Company’s long-lived assets, except for an impairment charge recognized by the joint venture on its long-lived assets in 2015.

Allowance For Funds Used During Construction

Allowance for Funds Used During Construction ─ The allowance for funds used during construction (“AFUDC”) represents the capitalized cost of funds used to finance the construction of utility plant.  In general, AFUDC is applied to construction projects requiring more than one month to complete.  No AFUDC is applied to projects funded by customer advances for construction, contributions in aid of construction, or applicable state-revolving fund loans.  AFUDC includes the net cost of borrowed funds and a rate of return on other funds when used, and is recovered through water rates as the utility plant is depreciated.  The amount of AFUDC related to equity funds in 2015 was $4,621, 2014 was $3,640, and 2013 was $533.  No interest was capitalized by our market-based businesses.

Cash And Cash Equivalents

Cash and Cash Equivalents ─ The Company considers all highly liquid investments with an original maturity of three months or less, which are not restricted for construction activity, to be cash equivalents.

The Company had a book overdraft, which represents transactions that have not cleared the bank accounts at the end of the period, for specific disbursement cash accounts of $20,693 and $21,431 at December 31, 2015 and 2014, respectively.  The Company transfers cash on an as-needed basis to fund these items as they clear the bank in subsequent periods.  The balance of the book overdraft is reported as accounts payable and the change in the book overdraft balance is reported as cash flows from financing activities, due to our ability to fund the overdraft with the Company’s credit facility.

Accounts Receivable

Accounts Receivable ─ Accounts receivable are recorded at the invoiced amounts.  The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in our existing accounts receivable, and is determined based on historical write-off experience and the aging of account balances.  The Company reviews the allowance for doubtful accounts quarterly.  Account balances are written off against the allowance when it is probable the receivable will not be recovered.  When utility customers request extended payment terms, credit is extended based on regulatory guidelines, and collateral is not required.

Regulatory Assets, Deferred Charges And Other Assets

Regulatory Assets, Deferred Charges and Other Assets ─ Deferred charges and other assets consist of financing expenses, other costs and marketable securities.  Deferred bond issuance expenses are amortized over the life of the related issues.  Call premiums related to the early redemption of long-term debt, along with the unamortized balance of the related issuance expense, are deferred and amortized over the life of the long-term debt used to fund the redemption as the Company has received or expects to receive rate recovery of these costs.  Other costs, for which the Company has received or expects to receive prospective rate recovery, are deferred as a regulatory asset and amortized over the period of rate recovery in accordance with the FASB’s accounting guidance for regulated operations.  See Note – 6 Regulatory Assets and Liabilities for further information regarding the Company’s regulatory assets.

Marketable equity securities are carried on the balance sheet at fair market value, and changes in fair value are included in other comprehensive income.

Investment In Joint Venture

Investment in Joint Venture – The Company uses the equity method of accounting to account for our 49% investment in a joint venture with a firm in the natural gas industry for the construction and operation of a private pipeline system to supply raw water to natural gas well drilling operations in the Marcellus Shale in north-central Pennsylvania, which commenced operations in 2012.  Our initial investment is carried at cost.  Subsequently, the carrying amount of our investment is adjusted to reflect capital contributions or distributions, and our equity in earnings or losses since the commencement of the system’s operations.  Our share of equity earnings or losses in the joint venture is reported in the consolidated statements of net income as equity losses (earnings) in joint venture.  During 2015 and 2014 we received distributions of $441 and $1,372, respectively.

During the fourth quarter of 2015, the joint venture experienced the following events:  a marked decline in natural gas prices, particularly in the fourth quarter of 2015, following a period of steady decline in 2015, a distinguishable reduction in the volume of water sales by the joint venture which led to a lowered forecast in the fourth quarter of 2015 on future water sales volumes by the joint venture, as well as changes in the natural gas industry and market conditions.  These market conditions are largely associated with natural gas prices, which sharply declined in the fourth quarter and this downturn no longer appeared temporary and instead may be a long-term condition.  It was then determined that the carrying amount of the joint venture’s long-lived assets exceeded the sum of the joint venture’s undiscounted estimated cash flows, which resulted in the recognition of a noncash impairment charge of $32,975  ($21,433 after-tax), representing the Company’s share of the impairment charge.  The impairment charge, on a pre-tax basis, is reported as equity loss in joint venture on the Company’s consolidated statements of income.  The amount of the impairment charge recognized by the joint venture is equal to the difference between the carrying value and the fair value of the long-lived assets.  Fair value is estimated to be the present value of the future net cash flows associated with the assets, discounted using a rate commensurate with the risk and remaining life of the assets.  As of December 31, 2015, the joint venture’s assets are comprised of approximately one-half in long-lived assets and one-half in cash, and our share was $7,716.

Funds Restricted For Construction Activity

Funds Restricted for Construction Activity ─ The proceeds received from specific financings for construction and capital improvement of utility facilities are held in escrow until the designated expenditures are incurred.  These amounts are reported as funds restricted for construction activity and are expected to be released over time as the capital projects are funded.

Goodwill

Goodwill ─ Goodwill represents the excess cost over the fair value of net tangible and identifiable intangible assets acquired through acquisitions.  Goodwill is not amortized but is tested for impairment annually, or more often, if circumstances indicate a possible impairment may exist.  When testing goodwill for impairment, we may assess qualitative factors for some or all of our reporting units to determine whether it’s more likely than not that the fair value of a reporting unit is less than its carrying amount.  Alternatively, we may bypass this qualitative assessment for some of our reporting units and perform a quantitative goodwill impairment test.  If we perform a quantitative test and determine that the fair value of a reporting unit is less than its carrying amount, we would determine the reporting unit’s implied fair value of its goodwill and compare it with the carrying amount of its goodwill to measure such impairment.  The Company tested the goodwill attributable for each of our reporting units for impairment as of July 31, 2015, in conjunction with the timing of our annual strategic business plan, and concluded that the estimated fair value of each reporting unit, which has goodwill recorded, exceeded the reporting unit’s carrying amount, indicating that none of the Company’s goodwill was impaired.  The following table summarizes the changes in the Company’s goodwill:

	Regulated Segment	Other	Consolidated
Balance at December 31, 2013	$24,102	$4,121	$28,223
Goodwill acquired during year	182	2,515	2,697
Reclassifications to utility plant acquisition adjustment	(302)	-	(302)
Other	582	(16)	566
Balance at December 31, 2014	24,564	6,620	31,184
Goodwill acquired during year	-	12	12
Reclassifications from (to) utility plant acquisition adjustment, net	2,682	-	2,682
Other	-	(12)	(12)
Balance at December 31, 2015	$27,246	$6,620	$33,866

The reclassification of goodwill to utility plant acquisition adjustment results from a mechanism approved by the applicable utility commission.  The mechanism provides for the transfer over time, and the recovery through customer rates, of goodwill associated with some acquisitions upon achieving specific objectives.   The reclassification from utility plant acquisition adjustment to goodwill represents the purchase price in excess of the fair market value of the net assets acquired, from a prior acquisition, which was originally accounted for as utility plant acquisition adjustment.

Income Taxes

Income Taxes ─ The Company accounts for some income and expense items in different time periods for financial and tax reporting purposes.  Deferred income taxes are provided on specific temporary differences between the tax basis of the assets and liabilities, and the amounts at which they are carried in the consolidated financial statements.  The income tax effect of temporary differences not currently recovered in rates is recorded as deferred taxes with an offsetting regulatory asset or liability.  These deferred income taxes are based on the enacted tax rates expected to be in effect when such temporary differences are projected to reverse.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount more likely than not to be realized.  Investment tax credits are deferred and amortized over the estimated useful lives of the related properties.  Judgment is required in evaluating the Company’s Federal and state tax positions.  Despite management’s belief that the Company’s tax return positions are fully supportable, the Company establishes reserves when it believes that its tax positions are likely to be challenged and it may not fully prevail in these challenges.  The Company’s provision for income taxes includes interest, penalties and reserves for uncertain tax positions.

In 2012, the Company changed its tax method of accounting for qualifying utility asset improvement costs in Aqua Pennsylvania effective with the tax year ended December 31, 2012 and for prior tax years.  The tax accounting method was changed to permit the expensing of qualifying utility asset improvement costs that were previously being capitalized and depreciated for book and tax purposes.  This change was implemented in response to a June 2012 rate order issued by the Pennsylvania Public Utility Commission to Aqua Pennsylvania, which provides for a reduction in current income tax expense as a result of the recognition of income tax benefits for qualifying utility asset improvements.  This change results in a significant reduction in the effective income tax rate, a reduction in current income tax expense, and reduces the amount of taxes currently payable.  For qualifying capital expenditures made prior to 2012, the resulting tax benefits have been deferred as of December 31, 2012 and, in accordance with the rate order, a ten year amortization of the income tax benefits, which reduces future income tax expense, commenced in 2013.  During 2013, our Ohio and North Carolina operating divisions implemented this change.  These divisions currently do not employ a method of accounting that provides for a reduction in current income taxes as a result of the recognition of income tax benefits, and as such the change in the Company’s tax method of accounting in these operating divisions had no impact on the Company’s effective income tax rate.

Customers' Advances For Construction And Contributions in Aid Of Construction

Customers’ Advances for Construction and Contributions in Aid of Construction ─ Water mains, other utility property or, in some instances, cash advances to reimburse the Company for its costs to construct water mains or other utility property, are contributed to the Company by customers, real estate developers and builders in order to extend utility service to their properties.  The value of these contributions is recorded as customers’ advances for construction.  Over time, the amount of non-cash contributed property will vary based on the timing of the contribution of the non-cash property and the volume of non-cash contributed property received in connection with development in our service territories.  The Company makes refunds on these advances over a specific period of time based on operating revenues related to the property, or as new customers are connected to and take service from the applicable water main.  After all refunds are made, any remaining balance is transferred to contributions in aid of construction.  Contributions in aid of construction include direct non-refundable contributions and the portion of customers' advances for construction that become non‑refundable.

Based on regulatory conventions in states where the Company operates, generally our subsidiaries depreciate contributed property and amortize contributions in aid of construction at the composite rate of the related property.  Contributions in aid of construction and customers’ advances for construction are deducted from the Company’s rate base for rate-making purposes, and therefore, no return is earned on contributed property.

Inventories, Materials And Supplies	Inventories, Materials and Supplies ─ Inventories are stated at cost. Cost is determined using the first-in, first-out method.
Stock-Based Compensation

Stock-Based Compensation ─ The Company records compensation expense in the financial statements for stock-based awards based on the grant date fair value of those awards.  Stock-based compensation expense includes an estimate for pre-vesting forfeitures and is recognized over the requisite service periods of the awards on a straight-line basis, which is generally commensurate with the vesting term.

Fair Value Measurements

Fair Value Measurements – The Company follows the FASB’s accounting guidance for fair value measurements and disclosures, which defines fair value and establishes a framework for using fair value to measure assets and liabilities.  That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value.  The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).  The three levels of the fair value hierarchy are as follows:

•	Level 1: unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;
•

Level 2:  inputs other than Level 1 that are observable, either directly or indirectly, such as quoted market prices in active markets for similar assets or liabilities, quoted prices for identical or similar assets or liabilities in non-active markets, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities; or

•	Level 3: inputs that are unobservable and significant to the fair value measurement.

The asset’s or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.  Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.  There have been no changes in the valuation techniques used to measure fair value or asset or liability transfers between the levels of the fair value hierarchy for the years ended December 31, 2015 and 2014.

Recent Accounting Pronouncements

Recent Accounting Pronouncements ─ In November 2015, the FASB issued updated accounting guidance on the balance sheet classification of deferred tax assets and liabilities, which requires that all deferred tax assets and liabilities, along with any related valuation allowance, be classified as noncurrent on the balance sheet.  Previously, deferred taxes were presented as a net current asset or liability and net noncurrent asset or liability, which required a jurisdiction-by-jurisdiction analysis based on the classification of the assets and liabilities to which the underlying temporary differences relate, or, in the case of tax loss carryforwards, based on the period in which the attribute is expected to be realized.  The updated guidance is effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years, with early adoption available, and the guidance may be applied either prospectively or retrospectively.  The Company has elected to early adopt the updated guidance, prospectively, for its fiscal year ended December 31, 2015, and has not retrospectively adjusted the prior period consolidated balance sheet.  If the Company had adopted the updated guidance retrospectively, the December 31, 2014 deferred income taxes of $26,849 classified as current assets would have been reported as a partial reduction to the deferred income taxes and investment tax credits reported in the deferred credits and other liabilities section of the consolidated balance sheet.

In September 2015, the FASB issued updated accounting guidance on simplifying measurement-period adjustments in business combinations, which eliminates the requirement that an acquirer in a business combination account for measurement-period adjustments retrospectively.  Instead, an acquirer will recognize a measurement-period adjustment during the period in which it determines the amount of the adjustment.  The updated guidance is effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years, with early adoption available.  The Company does not expect the provisions of this accounting standard to have a material impact on its results of operations or financial position.

In April 2015, the FASB issued updated accounting guidance on simplifying the presentation of debt issuance costs, which requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying value of the associated debt liability.  Previously, debt issuance costs were presented in the balance sheet as a deferred charge.  The accounting standard is effective for reporting periods beginning after December 15, 2015, and will be applied retrospectively.  The Company does not expect the provisions of this accounting standard to have a material impact on its results of operations or financial position.

In August 2014, the FASB issued an accounting standard that will require management to assess an entity’s ability to continue as a going concern for each annual and interim reporting period and to provide related footnote disclosures in circumstances in which substantial doubt exists.  The accounting standard is effective in the first annual reporting period ending after December 15, 2016.  The Company does not expect the provisions of this accounting standard to have an impact on its results of operations or financial position.

In May 2014, the FASB issued updated accounting guidance on recognizing revenue from contracts with customers, which outlines a single comprehensive model that an entity will apply to determine the measurement of revenue and timing of recognition.  The underlying principle is that an entity will recognize revenue to depict the transfer of goods or services to customers at an amount that the entity expects to be entitled to in exchange for those goods or services.  The updated guidance also requires additional disclosure about the nature, amount, timing, and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to fulfill a contract.  In July 2015, the FASB approved a one year deferral to the original effective date of this guidance.  The updated guidance is effective retrospectively for reporting periods beginning after December 15, 2017.  The Company is evaluating the requirements of the updated guidance to determine the impact of adoption.

In April 2014, the FASB issued updated accounting guidance which changes the criteria for determining which disposals can be presented as discontinued operations and modifies related disclosure requirements.  The updated guidance is effective prospectively for reporting periods beginning after December 15, 2014, with early adoption available.  The Company adopted the provisions of the updated accounting guidance for its quarterly reporting period beginning January 1, 2015, and the adoption of the revised guidance did not have an impact on the Company’s consolidated results of operations or consolidated financial position.